Supplement Dated May 1, 2019
To the Product Prospectuses for:

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Corporate VUL
Corporate VUL II

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective on or about May 24, 2019, the following reorganizations will take place.

Reorganizing Funds	Acquiring Funds
Oppenheimer Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Global Fund/VA	Invesco Oppenheimer Global Fund
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer Global Strategic Income Fund
Oppenheimer Main Street Fund/VA	Invesco Oppenheimer Main Street Fund

For complete details relating to these changes, including the fees, investment strategies, and risks of the Funds, please refer to the Funds' prospectuses.

Please retain this Supplement for future reference.